Reverse Recapitalization	6 Months Ended
Jun. 30, 2022
Reverse Recapitalization [Abstract]
Reverse Recapitalization
(2) Reverse Recapitalization
The Business Combination was accounted for as a reverse recapitalization for financial accounting and reporting purposes. Accordingly, Legacy Quanergy was deemed the accounting acquirer (and legal acquiree) and CCAC was treated as the accounting acquiree (and legal acquirer). Under this method of accounting, the reverse recapitalization was treated as the equivalent of Legacy Quanergy issuing stock for the net assets of CCAC, accompanied by a recapitalization. The net assets of CCAC are reflected at historical cost, with no goodwill or other intangible assets recorded. The consolidated assets, liabilities, and results of operations prior to the Business Combination are those of Legacy Quanergy. The shares and corresponding capital amounts and earnings per share available for common stockholders, prior to the Business Combination, have been retroactively restated as shares reflecting the Exchange Ratio.
Upon the closing of the Business Combination and the PIPE Financing, the Company received net cash proceeds of $43.8 million. The following table reconciles the elements of the Business Combination to the condensed consolidated statements of cash flows and the condensed consolidated statements of stockholders’ equity for the six months ended June 30, 2022 (in thousands):

Cash - CCAC’s trust and cash (net of redemption)	$13,414
Cash - PIPE	36,950
Less: transaction costs and advisory fees paid	(6,609)

Net cash from Business Combination and PIPE Financing	43,755
Less non-cash net liabilities assumed from CCAC	(15,955)

Net contributions from Business Combination and PIPE Financing	$27,800

The number of shares of common stock issued immediately following the consummation of the Business Combination were:

CCAC Class A Ordinary Shares, outstanding prior to Business Combination	27,600,000
CCAC Class B Ordinary Shares, outstanding prior to Business Combination	6,900,000
Less: redemption of CCAC Class A Ordinary Shares	(26,267,796)
Shares issued from PIPE Financing	3,695,000

Total Shares from Business Combination and PIPE Financing	11,927,204
Legacy Quanergy shares (1)	71,485,143

Total shares of common stock immediately after Business Combination	83,412,347

(1)	The number of Legacy Quanergy shares was determined as follows:

	Quanergy shares	Quanergy shares, effected for Exchange Ratio
Balance at December 31, 2020	4,696,352	18,221,534
Recapitalization applied to Convertible Preferred Stock outstanding at December 31, 2020	7,695,112	37,548,022
Shares issued upon exercise of options - 2021	20,000	77,595
Shares issued upon exercise of common stock warrants - 2021	2,324	9,016
Issuance of restricted stock awards	300,000	1,163,984
Conversion of 2023 Notes (2)	3,728,147	14,464,992

Total		71,485,143

(2)	The 2023 Notes convert into shares of common stock of Quanergy at the rate consistent with the terms of note agreement.
In connection with the Business Combination, the Company incurred direct and incremental costs of approximately $12.5 million related to legal, accounting, and other professional fees, which were offset against the Company’s additional paid-in
capital. The Company repaid $9.5 million of acquisition-related fees in shares of the combined company.